UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 9, 2007
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       333-45241              22-3542636
       ------------                   -------------           --------------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 9, 2007, the Registrant and Dr. Behl entered into an Amended and Restated Employment Agreement under which Dr. Behl's position was changed from Chief Scientific Officer to Head of Technical Affairs and who is to report to the Chief Executive Officer, the Chief Scientific Officer and any additional executive officer designated by the Board of Directors of the Registrant (the "Board"). In addition, the definition of "cause" has been amended to include a determination by the Board, in its sole discretion, that the employment of Dr. Behl should terminate, provided that such termination will be effective on the 30th day after the written notice to Dr. Behl of such determination.

ITEM 8.01         OTHER EVENTS

         On February 14, 2007, the Registrant issued a press release announcing the appointment of Veerappan Subramanian as its acting Chief Scientific Officer. A copy of the press release is attached hereto as exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

            10.1 Amended and Restated Employment Agreement, dated February 9, 2007, between the Registrant and Charan Behl, Ph.D.

            99.1. Press Release, dated February 14, 2007



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: February 14, 2007

                                ELITE PHARMACEUTICALS, INC.


                                By:           /S/ Bernard Berk
                                    -------------------------------------
                                       Name:      Bernard Berk
                                       Title:     Chief Executive Officer


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